As filed with the Securities and Exchange Commission on September 26, 2006
Registration No. 333-136279

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

US BioEnergy Corporation
(Exact Name of Registrant as Specified in its Charter)

South Dakota	2860	20-1811472
(State of Incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
5500 Cenex Drive
Inver Grove Heights, MN 55077
(651) 355-8300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Gregory S. Schlicht
Vice President, General Counsel and Corporate Secretary
US BioEnergy Corporation
5500 Cenex Drive
Inver Grove Heights, MN 55077
(651) 355-8300
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:

Brian W. Duwe Skadden, Arps, Slate, Meagher & Flom LLP 333 West Wacker Drive Chicago, IL 60606 (312) 407-0700	Paul L. Choi Sidley Austin LLP One South Dearborn Street Chicago, IL 60603 (312) 853-7000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement is declared effective.
If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.     ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.     ☐

CALCULATION OF REGISTRATION FEE

	Proposed Maximum
	Aggregate Offering	Amount of
Title of Each Class of Securities to be Registered	Price(1)(2)	Registration Fee(3)

Common stock, par value $0.01 per share	$300,000,000	$32,100

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(o) of the Securities Act of 1933.

(2)	Includes common stock issuable upon the exercise of the underwriters’ over-allotment option.

(3)	Previously paid.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
US BioEnergy Corporation is filing this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-136279) for the purpose of filing Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 4.2, 4.3, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22, 10.23, 10.24, 10.25, 10.26, 10.27 and 10.28 to the Registration Statement. This Amendment No. 2 does not modify any provision of the Prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 13, 14, 15, 16(b) and 17 of Part II have not been included herein.

Part II

Information not required in prospectus

ITEM 16.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
(a)     The following exhibits are filed as part of this registration statement:

Exhibit
Number	Description

1.1	Form of Underwriting Agreement.*
2.1	Transaction Agreement, dated March 31, 2005, between US BioEnergy Corporation and Superior Corn Products, LLC.
2.2	Transaction Agreement, dated May 5, 2005, among US BioEnergy Corporation, United Bio Energy, LLC, ICM Marketing, Inc. and Fagen Management, LLC.
2.3	Transaction Agreement, dated March 9, 2006, between US BioEnergy Corporation and Platte Valley Fuel Ethanol, LLC.
2.4	Transaction Agreement, dated March 9, 2006, between US BioEnergy Corporation and Gold Energy, LLC, as amended by Amendment No. 1, dated March 15, 2006.
2.5	Purchase Agreement, dated March 31, 2006, between CHS, Inc. and United Bio Energy, LLC.
2.6	Membership Interest Purchase Agreement, dated April 30, 2006, among US BioEnergy Corporation and certain scheduled interest holders.
3.1	Amended and Restated Articles of Incorporation.*
3.2	Amended and Restated Bylaws.*
4.1	Specimen common stock certificate.*
4.2	Subscription Agreement, dated November 17, 2005, between US BioEnergy Corporation and CHS Inc.
4.3	Registration Rights Agreement, dated April 28, 2006, between US BioEnergy Corporation and Platte Valley Energy, LLC.
5.1	Opinion of Davenport, Evans, Hurwitz & Smith, LLP.*
10.1	Standard Form of Agreement Between Owner and Design-Builder — Lump Sum, dated August 26, 2005, between Superior Corn Products, LLC and Fagen, Inc.†
10.2	Standard Form of Agreement Between Owner and Design-Builder — Lump Sum, dated August 26, 2005, between US Bio Albert City, LLC and Fagen, Inc.†
10.3	Lump Sum Design-Build Agreement, dated January 6, 2006, between Val-E Ethanol, LLC and Fagen, Inc.†
10.4	Lump Sum Design-Build Expansion Agreement, dated April 24, 2006, between Platte Valley Fuel Ethanol, LLC and Fagen, Inc.†
10.5	First Amended and Restated Master Agreement for Design, Engineering and Construction of Dry Grind Ethanol Production Facilities (Projects in Advanced Development), dated August 10, 2006, between US BioEnergy Corporation and Fagen, Inc.†
10.6	Master Agreement for Design, Engineering and Construction of Dry Grind Ethanol Production Facilities (Future Development), dated August 1, 2006, between US BioEnergy Corporation and Fagen, Inc.†

Part II

Exhibit
Number		Description

10.7		Master Loan Agreement, dated November 15, 2005, between US Bio Albert City, LLC and AgStar Financial Services, PCA, as amended by Amendment No. 1, dated July 31, 2006, and as supplemented by the First Supplement, dated November 15, 2005, as amended, and the Second Supplement, dated November 15, 2005.
10.8		Continuing Guaranty, dated November 15, 2005, between US BioEnergy Corporation and AgStar Financial Services, PCA.
10.9		Master Loan Agreement, dated November 15, 2005, between Superior Corn Products, LLC and AgStar Financial Services, PCA, as amended by Amendment No. 1, dated July 31, 2006, and as supplemented by the First Supplement, dated November 15, 2005, as amended, and the Second Supplement, dated November 15, 2005.
10.1	0	Continuing Guaranty, dated November 15, 2005, between US BioEnergy Corporation and AgStar Financial Services, PCA.
10.1	1	Construction Loan Agreement, dated December 10, 2003, between Platte Valley Fuel Ethanol, LLC and First National Bank of Omaha, as amended by Amendment to Promissory Note, dated September 20, 2004, Amendment No. 2, dated December 9, 2004, Amendment No. 3, dated January 9, 2005, Amendment No. 4, dated December 9, 2005, and the Letter Agreement, dated July 28, 2006.
10.1	2	Redevelopment Contract, dated October 31, 2003, between Community Redevelopment Authority of the City of Central City, Nebraska and Platte Valley Fuel Ethanol, LLC.
10.1	3	2005 Stock Incentive Plan.
10.1	4	2006 Stock Incentive Plan.*
10.1	5	2006 Employee Stock Purchase Plan.*
10.1	6	Services Agreement, dated November 2005, between US BioEnergy Corporation and Capitaline Advisors, LLC, as amended by the First Amendment, dated August 14, 2006.
10.1	7	Aircraft Lease Agreement, dated March 1, 2006, between US BioEnergy Corporation and Capitaline Advisors, LLC (Beechcraft King Air B200).
10.1	8	Aircraft Lease Agreement, dated March 1, 2006, between US BioEnergy Corporation and Capitaline Advisors, LLC (Cessna T182T).
10.1	9	Lease Agreement, dated June 1, 2006, between US BioEnergy Corporation and CHS Inc.
10.2	0	Amended and Restated Operating Agreement of United Bio Energy Fuels, LLC, dated March 31, 2006.
10.2	1	Management Agreement, dated March 31, 2006, between United Bio Energy Fuels, LLC and CHS Inc.
10.2	2	Ethanol Sales and Marketing Agreement, dated March 31, 2006, between US BioEnergy Corporation and United Bio Energy Fuels, LLC.†
10.2	3	Leased Employee Agreement, dated May 15, 2006, between United Bio Energy, LLC and United Bio Energy Fuels, LLC.
10.2	4	Letter Agreement, dated April 30, 2005, between US BioEnergy Corporation and Jeffrey Roskam.
10.2	5	Consulting Agreement, dated April 30, 2005, between US BioEnergy Corporation and David VanderGriend.
10.2	6	Construction Loan Agreement, dated August 22, 2006, between Platte Valley Fuel Ethanol, LLC and First National Bank of Omaha.

Part II

Exhibit
Number		Description

10.2	7	Form of Incentive Stock Option Agreement under the US BioEnergy Corporation 2005 Stock Incentive Plan.
10.2	8	Amended and Restated Loan and Security Agreement, dated August 31, 2006, between Provista Renewable Fuels Marketing, LLC and LaSalle Bank National Association.
21.1		Subsidiaries of US BioEnergy Corporation.*
23.1		Consent of McGladrey & Pullen, LLP, independent auditors, relating to the consolidated financial statements of US BioEnergy Corporation, United Bio Energy, LLC, Platte Valley Fuel Ethanol, LLC and US BioWoodbury, LLC (formerly Superior Corn Products, LLC).**
23.2		Consent of Kennedy and Coe, LLC, independent auditors, relating to the consolidated financial statements of United Bio Energy, LLC and ICM Marketing, Inc.**
23.3		Consent of Christianson & Associates, PLLP, independent auditors, relating to the financial statements of Superior Corn Products, LLC.**
23.4		Consent of Davenport, Evans, Hurwitz & Smith, LLP (included in Exhibit 5.1).*
24.1		Power of Attorney (included on signature page)**

*	To be filed by amendment

**	Previously filed

†	Portions of the exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended

Signatures
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Brookings, State of South Dakota, on September 26, 2006.

US BIOENERGY CORPORATION

By:	/s/ Gordon W. Ommen

Name: Gordon W. Ommen

Title:	Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on September 26, 2006.

Title
Signature

/s/ Gordon W. Ommen Gordon W. Ommen		Chief Executive Officer, Chairman of the Board of Directors (Principal Executive Officer)

/s/ Richard K. Atkinson Richard K. Atkinson		Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Virg G. Garbers Virg G. Garbers		Corporate Controller (Principal Accounting Officer)

* James E. Dauwalter		Director

* Jay D. Debertin		Director

* Jennifer A. Johnson		Director

* James B. Morgan		Director

* Steven P. Myers		Director

* Clifford F. Mesner		Director

*By:	/s/ Gordon W. Ommen Gordon W. Ommen Attorney-in-fact

Exhibit index

Exhibit
number	Description

1.1	Form of Underwriting Agreement.*
2.1	Transaction Agreement, dated March 31, 2005, between US BioEnergy Corporation and Superior Corn Products, LLC.
2.2	Transaction Agreement, dated May 5, 2005, among US BioEnergy Corporation, United Bio Energy, LLC, ICM Marketing, Inc. and Fagen Management, LLC.
2.3	Transaction Agreement, dated March 9, 2006, between US BioEnergy Corporation and Platte Valley Fuel Ethanol, LLC.
2.4	Transaction Agreement, dated March 9, 2006, between US BioEnergy Corporation and Gold Energy, LLC, as amended by Amendment No. 1, dated March 15, 2006.
2.5	Purchase Agreement, dated March 31, 2006, between CHS, Inc. and United Bio Energy, LLC.
2.6	Membership Interest Purchase Agreement, dated April 30, 2006, among US BioEnergy Corporation and certain scheduled interest holders.
3.1	Amended and Restated Articles of Incorporation.*
3.2	Amended and Restated Bylaws.*
4.1	Specimen common stock certificate.*
4.2	Subscription Agreement, dated November 17, 2005, between US BioEnergy Corporation and CHS Inc.
4.3	Registration Rights Agreement, dated April 28, 2006, between US BioEnergy Corporation and Platte Valley Energy, LLC.
5.1	Opinion of Davenport, Evans, Hurwitz & Smith, LLP.*
10.1	Standard Form of Agreement Between Owner and Design-Builder — Lump Sum, dated August 26, 2005, between Superior Corn Products, LLC and Fagen, Inc.†
10.2	Standard Form of Agreement Between Owner and Design-Builder — Lump Sum, dated August 26, 2005, between US Bio Albert City, LLC and Fagen, Inc.†
10.3	Lump Sum Design-Build Agreement, dated January 6, 2006, between Val-E Ethanol, LLC and Fagen, Inc.†
10.4	Lump Sum Design-Build Expansion Agreement, dated April 24, 2006, between Platte Valley Fuel Ethanol, LLC and Fagen, Inc.†
10.5	First Amended and Restated Master Agreement for Design, Engineering and Construction of Dry Grind Ethanol Production Facilities (Projects in Advanced Development), dated August 10, 2006, between US BioEnergy Corporation and Fagen, Inc.†
10.6	Master Agreement for Design, Engineering and Construction of Dry Grind Ethanol Production Facilities (Future Development), dated August 1, 2006, between US BioEnergy Corporation and Fagen, Inc.†
10.7	Master Loan Agreement, dated November 15, 2005, between US Bio Albert City, LLC and AgStar Financial Services, PCA, as amended by Amendment No. 1, dated July 31, 2006, and as supplemented by the First Supplement, dated November 15, 2005, as amended, and the Second Supplement, dated November 15, 2005.
10.8	Continuing Guaranty, dated November 15, 2005, between US BioEnergy Corporation and AgStar Financial Services, PCA.

Exhibit index

Exhibit
number	Description

10.9	Master Loan Agreement, dated November 15, 2005, between Superior Corn Products, LLC and AgStar Financial Services, PCA, as amended by Amendment No. 1, dated July 31, 2006, and as supplemented by the First Supplement, dated November 15, 2005, as amended, and the Second Supplement, dated November 15, 2005.
10.10	Continuing Guaranty, dated November 15, 2005, between US BioEnergy Corporation and AgStar Financial Services, PCA.
10.11	Construction Loan Agreement, dated December 10, 2003, between Platte Valley Fuel Ethanol, LLC and First National Bank of Omaha, as amended by Amendment to Promissory Note, dated September 20, 2004, Amendment No. 2, dated December 9, 2004, Amendment No. 3, dated January 9, 2005, Amendment No. 4, dated December 9, 2005, and the Letter Agreement, dated July 28, 2006.
10.12	Redevelopment Contract, dated October 31, 2003, between Community Redevelopment Authority of the City of Central City, Nebraska and Platte Valley Fuel Ethanol, LLC.
10.13	2005 Stock Incentive Plan.
10.14	2006 Stock Incentive Plan.*
10.15	2006 Employee Stock Purchase Plan.*
10.16	Services Agreement, dated November 2005, between US BioEnergy Corporation and Capitaline Advisors, LLC, as amended by the First Amendment, dated August 14, 2006.
10.17	Aircraft Lease Agreement, dated March 1, 2006, between US BioEnergy Corporation and Capitaline Advisors, LLC (Beechcraft King Air B200).
10.18	Aircraft Lease Agreement, dated March 1, 2006, between US BioEnergy Corporation and Capitaline Advisors, LLC (Cessna T182T).
10.19	Lease Agreement, dated June 1, 2006, between US BioEnergy Corporation and CHS Inc.
10.20	Amended and Restated Operating Agreement of United Bio Energy Fuels, LLC, dated March 31, 2006.
10.21	Management Agreement, dated March 31, 2006, between United Bio Energy Fuels, LLC and CHS Inc.
10.22	Ethanol Sales and Marketing Agreement, dated March 31, 2006, between US BioEnergy Corporation and United Bio Energy Fuels, LLC.†
10.23	Leased Employee Agreement, dated May 15, 2006, between United Bio Energy, LLC and United Bio Energy Fuels, LLC.
10.24	Letter Agreement, dated April 30, 2005, between US BioEnergy Corporation and Jeffrey Roskam.
10.25	Consulting Agreement, dated April 30, 2005, between US BioEnergy Corporation and David VanderGriend.
10.26	Construction Loan Agreement, dated August 22, 2006, between Platte Valley Fuel Ethanol, LLC and First National Bank of Omaha.
10.27	Form of Incentive Stock Option Agreement under the US BioEnergy Corporation 2005 Stock Incentive Plan.
10.28	Amended and Restated Loan and Security Agreement, dated August 31, 2006, between Provista Renewable Fuels Marketing, LLC and LaSalle Bank National Association.
21.1	Subsidiaries of US BioEnergy Corporation.*
23.1	Consent of McGladrey & Pullen, LLP, independent auditors, relating to the consolidated financial statements of US BioEnergy Corporation, United Bio Energy, LLC, Platte Valley Fuel Ethanol, LLC and US BioWoodbury, LLC (formerly Superior Corn Products, LLC).**

Exhibit index

Exhibit
number	Description

23.2	Consent of Kennedy and Coe, LLC, independent auditors, relating to the consolidated financial statements of United Bio Energy, LLC and ICM Marketing, Inc.**
23.3	Consent of Christianson & Associates, PLLP, independent auditors, relating to the financial statements of Superior Corn Products LLC.**
23.4	Consent of Davenport, Evans, Hurwitz & Smith, LLP (included in Exhibit 5.1).*
24.1	Power of Attorney (included on signature page)**

*	To be filed by amendment

**	Previously filed

†	Portions of the exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended